UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2013

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual and Special Meeting of Shareholders (the “Annual Meeting”) of Kingsway Financial Services Inc. (the “Company”) was held on June 4, 2013. The Company's shareholders voted on the following six proposals at the Annual Meeting.

Proposal One:

The shareholders voted to re-elect Gregory P. Hannon, Terence M. Kavanagh, Spencer L. Schneider and Joseph Stilwell as directors. The votes for each were as follows:

Director	For	Withheld	Non-Vote
Gregory P. Hannon	6,132,010	97,112	2,977,527
Terence M. Kavanagh	6,146,175	82,947	2,977,527
Spencer L. Schneider	5,992,137	236,985	2,977,527
Joseph Stilwell	6,174,162	54,960	2,977,527

Proposal Two:

The Company's shareholders ratified the appointment of BDO USA, LLP as the Company's independent registered public accounting firm. The votes were cast as follows:

For	Withheld	Against
9,107,888	98,761

Proposal Three:

The Company's shareholders approved the 2013 Equity Incentive Plan. The votes were cast as follows:

For	Withheld	Against
5,172,515	—	790,674

Proposal Four:

The Company's shareholders approved the Option Exchange Plan. The votes were cast as follows:

For	Withheld	Against
5,143,342	—	818,760

Proposal Five:

The Company's shareholders approved an amendment to the articles of incorporation of the Company authorizing the creation of an unlimited number of preferred shares issuable in series. The votes were cast as follows:

For	Withheld	Against
5,487,788	—	736,833

Proposal Six:

The Company's shareholders approved, on a non-binding advisory basis, the overall compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement for the 2013 Annual and Special Meeting of Shareholders (Say-on-Pay Vote). The votes were cast as follows:

For	Withheld	Against
5,656,511	—	314,569

Item 8.01 OTHER EVENTS

On June 4, 2013, the Board of Directors of the Company adopted its Compensation Committee's recommendation that the fees paid to the directors be reduced. Effective July 1, 2013, the directors will be paid $50,000 on an annualized basis, and the Chairman and Chair of the Audit Committee will also receive stipends in the amount of $50,000 for their additional responsibilities.

Item 9.01	Financial Statements and Exhibits.
Exhibit Number	Exhibits Description
99.1	News Release Dated June 6, 2013 - Kingsway Announces Results of Shareholder Meeting

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

June 6, 2013	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	News Release Dated June 6, 2013 - Kingsway Announces Results of Shareholder Meeting